UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2014

GENOCEA BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36289 (Commission File Number)	51-0596811 (I.R.S. Employer Identification Number)

Cambridge Discovery Park 100 Acorn Park Drive, 5th Floor Cambridge, MA	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 876-8191

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

On July 14, 2014, Genocea Biosciences, Inc. issued a press release announcing the filing of a Registration Statement on Form S-1 with the Securities and Exchange Commission relating to the proposed offering of 3,400,000 shares of common stock.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto. The foregoing description is qualified by reference in its entirety to such exhibit.

This report on Form 8-K and the press release furnished as Exhibit 99.1 is neither an offer to sell nor a solicitation of an offer to buy any of the securities described herein, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits.

99.1                        Press Release of Genocea Biosciences, Inc. dated July 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENOCEA BIOSCIENCES, INC.

	By:	/s/ Jonathan Poole
Jonathan Poole
Chief Financial Officer

Date: July 14, 2014

EXHIBIT INDEX

Exhibits.

99.1                        Press Release of Genocea Biosciences, Inc. dated July 14, 2014.